PAGE 1                CSX CORPORATION
                              INDEX TO EXHIBITS
Description                                                    Value
- -----------                                                    -----
Articles of Incorporation, incorporated by reference
(filed with Commission as an Exhibit under Form SE dated
 February 20, 1991)                                           EX-3.1

Bylaws                                                        EX-3.2

CSX Stock Plan for Directors, incorporated by reference
(filed with Commission as an Exhibit under Form SE dated
 March 3, 1993)                                               EX-10.1

Special Retirement Plan for CSX Directors, incorporated by
  reference
(filed with Commission as an Exhibit under Form SE dated
 February 23, 1989)                                           EX-10.2

Corporate Director Deferred Compensation Plan, incorporated
  by reference
(filed with Commission as an Exhibit under Form SE dated
 March 1, 1990)                                               EX-10.3

CSX Directors' Charitable Gift Plan                           EX-10.4

CSX Directors' Matching Gift Program                          EX-10.5

Form of Agreement with J.W. Snow, A.R. Carpenter,
  J.R. Davis, and J.P. Clancey and J. Ermer, incorporated
  by reference
(filed with Commission as an Exhibit under Form SE dated
 March 1, 1990)                                               EX-10.6

June 1989 Letter Agreement with J.R. Davis                    EX-10.7

Form of Retention Agreement with A.R. Carpenter, J.R. Davis
  and J.P. Clancey, incorporated by reference
(filed with Commission as an Exhibit under Form SE dated
 February 26, 1992)                                           EX-10.8

Agreement with J.W. Snow                                      EX-10.9

1991 Stock Purchase and Loan Plan, incorporated by reference
(filed with Commission on Form S-8 dated July 2, 1991)        EX-10.10

1987 Long-Term Performance Stock Plan                         EX-10.11

1985 Deferred Compensation Program for Executives
  of CSX Corporation and Affiliated Companies                 EX-10.12

Supplementary Savings Plan and Incentive Award
  Deferral Plan for Eligible Executives of CSX
  Corporation and Affiliated Companies                        EX-10.13


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         PAGE 2                CSX CORPORATION
                              INDEX TO EXHIBITS
Description                                                    Value
- -----------                                                    -----
Special Retirement Plan of CSX Corporation
  and Affiliated Companies                                    EX-10.14

Supplemental Retirement Plan of CSX Corporation
  and Affiliated Companies                                    EX-10.15

Subsidiaries of the Registrant                                EX-21

Consent of Independent Auditors                               EX-23

Financial Data Schedule - Schedule II (a)                     EX-27

(a) No other schedules are required to be filed.






































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